UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2026

PLAYBOY, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39312	37-1958714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10960 Wilshire Blvd., Suite 2200 Los Angeles, California	90024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 424-1800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PLBY	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 9, 2026 (the “Effective Date”), Playboy, Inc. (“Playboy”), through its subsidiaries, entered into a share purchase agreement with UTG Brands Management Group Limited, a company incorporated in Hong Kong (“UTG,” and such agreement, the “Purchase Agreement”). The Purchase Agreement involves the sale and issuance of equity interests in a joint venture entity and the proposed joint venture arrangement with UTG in connection with the management and licensing of Playboy’s intellectual property in the People’s Republic of China, Hong Kong and Macau. At the initial closing of the Purchase Agreement, certain subsidiaries of Playboy will enter into a shareholders agreement that will govern the joint venture on a go-forward basis. Capitalized terms used herein but not otherwise defined have the meaning set forth in the Purchase Agreement.

Share Purchase Agreement

Under the terms of the Purchase Agreement, UTG will purchase 50% of Playboy’s licensing business in the People’s Republic of China, Hong Kong and Macau, through the acquisition of 50% of the equity interest in Playboy China (BVI) Limited, a BVI business company incorporated in the British Virgin Islands (the “Company”), for an aggregate purchase price of $45,000,000. Concurrent with the execution of the Purchase Agreement, UTG paid $9,000,000 to Playboy as a signing deposit (the “Signing Deposit”).

The sale and purchase of the shares will take place over a two-year period, with three separate closings, the first of which will occur on the Initial Closing Date. On the Initial Closing Date, the Company will issue and sell 1,333 class B ordinary shares of the Company (“Class B Shares”) to UTG for aggregate consideration of $11,997,000 ($9,000,000 of which will be credited from the Signing Deposit, and $2,997,000 of which will paid on the Initial Closing Date) and PLBY will sell and transfer to UTG 334 Class B Shares for aggregate consideration of $3,006,000, for total aggregate consideration on the Initial Closing Date of $15,003,000. At the second closing (to occur on or before January 4, 2027), PLBY will sell and transfer to UTG 1,667 Class B Shares for aggregate consideration of $15,003,000, and, at the third closing (to occur on or before January 4, 2028), PLBY shall sell and transfer to UTG 1,666 Class B Shares for aggregate consideration of $14,994,000.

Playboy will use the full proceeds of the initial, second, and third closings from this sale for the payment of debt.

In addition to the proceeds from the sale of equity interest in the Company, and subject to the consummation of the transactions contemplated under the Purchase Agreement, Playboy expects to receive (a) $10,000,000 over a three-year period from UTG in connection with brand support services Playboy or an affiliate thereof provides UTG under the brand support services agreement, and (b) annual minimum distributions under the shareholders agreement of $10,000,000 in 2026, $9,000,000 in 2027 and $8,000,000 in each of year 2028 through and including 2033. Each of the brand support services agreement and shareholders agreement will be entered into concurrent with the Initial Closing.

Conditions to the Transaction

The consummation of the transaction contemplated by the Purchase Agreement (the “Transaction”) is subject to the mutual conditions set forth in the Purchase Agreement, including: (a) absence of any Applicable Law by a Governmental Authority prohibiting consummation of the Transaction and (b) the absence of any Governmental Order, decree, ruling or any other action of a Governmental Authority restraining, enjoining or prohibiting the Transaction.

In addition, the obligation of UTG to consummate the Transaction is conditioned upon: (a) performance by PLBY Parent, PLBY, the Company or any of their Affiliates of all obligations, agreements and covenants in all material respects and compliance with all covenants and conditions in all material respects; (b) the absence of a Material Adverse Change; and (c) receipt of Chinese outbound direct investment approvals and related matters (“ODI Approvals”).

The obligation of PLBY to consummate the Transaction is conditioned upon performance by UTG of all obligations, agreements and covenants in all material respects and compliance with all covenants and conditions in all material respects.

Additional Covenants; Other Terms

The Purchase Agreement contains certain representations and warranties, covenants and indemnities customary for transactions similar to the transaction contemplated therein, including, among others, covenants by the Company, PLBY, PLBY Parent and UTG to use commercially reasonable efforts to consummate the Transaction, comply promptly with Applicable Law as may be imposed and to obtain the ODI Approvals. The representations, warranties, and covenants contained in the Purchase Agreement were made solely for the benefit of the parties thereto and may be subject to limitations agreed upon by such parties. The foregoing description of the Purchase Agreement thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (“Current Report”) and is incorporated by reference herein.

Termination Fee; Outside Date

The Purchase Agreement contains customary termination rights, including the right of either PLBY or UTG to terminate if certain conditions precedents have not been satisfied on or before March 31, 2026 (the “Outside Date”). If, prior to the Initial Closing Date, the Purchase Agreement is terminated (a) by PLBY or UTG due to any Governmental Order or Governmental Authority prohibiting (or the enactment or promulgation of an Applicable Law that prohibits) the consummation of the Transaction other than a termination as a result of any Governmental Order or Applicable Law of the United States that prohibits the consummation of Transaction, (b) by PLBY in the event the ODI approvals are not received if (i) the ODI approvals closing condition has not been waived by UTG and (ii) the failure to receive such approvals is not primarily the result of PLBY or its Affiliates’ failure to comply with their respective covenants under the Purchase Agreement, (iii) by PLBY or UTG due to the consummation of the Transaction violating an order, decree or judgment of a Governmental Authority other than a termination as a result of any order, decree or judgement by a Governmental Authority of the United States, (iv) by PLBY due to UTG’s failure to deliver all items that it is required to deliver under the Purchase Agreement prior to the Initial Closing, (v) by PLBY due to UTG’s material breach or failure to perform its covenants under the Purchase Agreement, or (vi) by UTG due to ODI approvals not having been received by the Outside Date, then PLBY will be entitled to retain the Signing Deposit as a termination fee. If the Purchase Agreement is terminated for any other reason prior to the Initial Closing Date, PLBY will be required to reimburse UTG for the amount of the Signing Deposit as a termination fee.

Amendment No. 7 to the Amended and Restated Credit and Guaranty Agreement

On the Effective Date, Playboy entered into Amendment No. 7 to its Amended and Restated Credit and Guaranty Agreement (“Amendment No. 7”), by and among the Playboy, PLBY Parent, the subsidiary guarantors party thereto, the lenders party thereto, and DBD Credit Funding LLC, as the administrative agent and the collateral agent, to, substantially concurrently with the initial closing of the Transaction, amend the terms of the Amended and Restated Credit and Guaranty Agreement, dated as of May 10, 2023 (as amended, amended and restated, supplemented, refinanced, replaced, extended, or otherwise modified from time to time prior to the date of Amendment No. 7, the “Existing Credit Agreement”), to, among other things: (i) permit the Transaction described above, (ii) permit the contribution of certain intellectual property from Playboy Enterprises International, Inc. to the Company at the second closing, and (iii) provide for additional representations, covenants, and mandatory prepayments related to the Transaction (including the entire $45,000,000 purchase price for the Transaction and an additional $6.666 million from Playboy).

The other terms of the Existing Credit Agreement remain substantially unchanged from the prior amendments of the Existing Credit Agreement. The foregoing description of Amendment No. 7 and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to Amendment No. 7, a copy of which is filed as Exhibit 10.2 to this Current Report and is incorporated by reference herein.

The foregoing description of the Purchase Agreement, Amendment No. 7 and the Transaction thereby does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Purchase Agreement or Amendment No. 7, which are filed as Exhibit 10.1 and Exhibit 10.2 hereto, respectively and incorporated by reference herein. The Purchase Agreement and Amendment No. 7 have been included to provide investors with information regarding their terms. They are not intended to provide any other factual information about the Company, PLBY, PLBY Parent, UTG, UTG Parent or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement as of the specific dates therein, were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be reflected in Playboy’s public disclosures. The Purchase Agreement and Amendment No. 7 should not be read alone, but should instead be read in conjunction with the other information regarding the Company, PLBY and PLBY Parent, as well as in the other filings that Playboy will make with the U.S. Securities and Exchange Commission (the “SEC”).

Item 7.01 Regulation FD Disclosure

On February 9, 2026, Playboy issued a press release announcing the joint venture relationship and entry into the Purchase Agreement. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

The information provided pursuant to this Item 7.01, including Exhibit 99.1 in Item 9.01, is “furnished” and shall not be deemed to be “filed” with the SEC or incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in any such filings.

Special Note on Forward-Looking Statements

This Current Report contains forward looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, which involve certain risks and uncertainties, including statements regarding the anticipated payments under the Purchase Agreement, the expected timing of any subsequent closings, and other statements identified by words such as “could,” “expects,” “intends,” “may,” “plans,” “potential,” “should,” “will,” “would,” or similar expressions and the negatives of those terms. Additionally, the press release contains forward-looking statements regarding the rights and obligations of the Playboy and its subsidiaries pursuant to licensing and other agreements, and the anticipated benefits of those agreements. Playboy cannot give any assurance that it will receive the full benefits of such agreements. Forward-looking statements are not promises or guarantees of future performance, and are subject to a variety of risks and uncertainties, many of which are beyond Playboy’s control, and which could cause actual results to differ materially from those contemplated in such forward-looking statements, including, but not limited to, the risks as may be detailed from time to time in Playboy’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and other reports Playboy files with the SEC. Playboy’s actual results could differ materially from the results described in or implied by such forward-looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, Playboy undertakes no obligation to update or revise these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following documents are herewith furnished or filed as exhibits to this report:

Exhibit No.	Exhibit Description

10.1*	Share Purchase Agreement, dated February 9, 2026, by and among the Company, PLBY, PLBY Parent and UTG.

10.2*	Amendment No. 7 to its Amended and Restated Credit and Guaranty Agreement, dated February 9, 2026, by and among Playboy, PLBY Parent, the subsidiary guarantors party thereto, the lenders party thereto, and DBD Credit Funding LLC, as the administrative agent and the collateral agent.

99.1	Press Release dated February 9, 2026

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

*

The schedules and exhibits have been omitted pursuant to Item 601(a)(5) or Item 601(b)(2) of Regulation S-K. Playboy agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request; provided, however, that Playboy may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act for any exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PLAYBOY, INC. (Registrant)

Dated: February 9, 2026	By:	/s/ Christopher Riley
		Name:	Christopher Riley
		Title:	General Counsel